
                                                                    EXHIBIT 99.1


          CERNER SOLUTIONS          AVAILABILITY   MOMENTUM EQUIVALENT SOLUTIONS        BRIEF DESCRIPTION

ACCESS SOLUTIONS
   Benefits Management                 *****       APPROVALS & ELIGIBILITY VALIDATION   Validating patient eligibility
   Enterprise Master Patent Index      *****       e-MPI                                Master Patient Index
   Registration Management             *****       REGISTRATION                         Registration
   Scheduling Management                ****       APPOINTMENTS & SCHEDULING            Resource Management
BIOSURVEILLANCE                            x       -                                    Disease Management
CLINICAL IMAGING -MULTIMEDIA
   FOUNDATION                             **       CLINICAL IMAGING                     Clinical Imaging solutions throughout the
                                                                                           enterprise
COMMUNITY HEALTH                           x       -                                    Connections between Healthcare Organizations
                                                                                           /Unified Patient Records/ Shared EMR
COMPUTERIZED PROVIDER ORDER ENTRY
   (CPOE)                              *****       e-PRESCRIBING, ORDER MANAGEMENT      Medication, Lab, Radiology and other
                                                                                           services orders
CRITICAL CARE                              x       -                                    Bringing all patient related info to ICU,
                                                                                           NICU care centers with a single view
DOCUMENT IMAGING                       *****       DOCUMENT IMAGING                     Document Imaging solutions throughout the
                                                                                           enterprise
ACCUTE CARE ELECTRONIC MEDICAL
   RECORD                                ***       EMR                                  EMR tailored within accute and ambulatory
                                                                                           settings
EMERGENCY DEPARTMENT                    ****       ER                                   ER workflow, admin/episode, patient care,
                                                                                           billing processes
HEALTHCARE DEVICES                                                                      "Add-on" technologies to healthcare setting
                                                                                           to improve care
   Connecting Intelligent Devices
      Through Architecture               ***       TABLET PCs, BARCODING, RFID
                                                      TECHNOLOGIES  etc.                Integrating Point of Care Devices
   RxStation                               x       -                                    Automated Medication Dispensing Devices
HOMECARE                                   x       -                                    Bringing care to the home
KNOWLEDGE SOLUTIONS                     ****                                            e.g. bringing DSS, FDB, IHI, IHE etc. etc.
                                                                                           support to healthcare providers to
                                                                                           provide evidence based management
LABORATORY
   Clinical                              ***       LABORATORY                           Order Management & Results Reporting
   Anatomic Pathology                      x       -                                    Laboratory Sub Modules
   Genomics                                x       -                                    Laboratory Sub Modules
   Laboratory Outreach                     x       -                                    Laboratory Logistics and Client Management
                                                                                           Solutions
ONCOLOGY                               *****       ONCOLOGY                             Full scope of Oncology Specialty Systems
OUTCOME MANAGEMENT                         x       -                                    Use of all Cerner solutions to predict
                                                                                           health outcomes at patient, population
                                                                                           etc. levels; by product of evidence based
                                                                                           care
PATIENT ACCOUNTING                     *****       PATIENT BILLING                      Cerner Profit Billing Solution
PATIENT CARE                            ****       NURSING STATION                      Barcoding Solutions at bedside
PREOPERATIVE CARE - SURGERY &
   ANESTHESIA                            ***       OR SCHEDULING/CLINICAL PHARMACY/
                                                      SUB STORES                        Scheduling, reporting, pre, intra, post op,
                                                                                           anesthesia doc, case tracking, supply
                                                                                           chain
PHARMACY                               *****       PHARMACY                             Cerner PharmNet
HOSPITAL EMPLOYED PHYSICIANS &
   GROUP PRACTICES
   Hospital Affliated Physicians         ***       EMR                                  Small EMR connecting to hospital EMR -
                                                                                           Affiliates
   Independent Physicians
      Practices                            x       -                                    Small EMR connecting to hospital EMR -
                                                                                           Independent Physicians
POINT OF CARE                            ***       DEVICES /BARCODING                   "Add-on" technologies to healthcare setting
                                                                                           to improve care
CAREADMIN                               ****       MEDICATION ADMINISTRATION/
                                                      RECONCILIATION/CART MANAGEMENT    Nursing part of patient medication
                                                                                           management
CAREMOBILE                              ****       DEVICES/CLINICAL PHARMACY
                                                      INTERVENTIONS                     Using mobile technologies within patient
                                                                                           care areas
CAREGUARD                                          -                                    Integrations with bedside equipment
RADIOLOGY                                 **       RADIOLOGY                            Orders, PACS, Imaging etc.
REVENUE CYCLE                          *****       BILLING & CLAIMS MANAGEMENT          Revenue Workflow Management / Controls
SUPPLY CHAIN                           *****                                            Materials Management Workflows / controls
WOMEN'S HEALTH                             #                                            OB GYN / Maternity / IVFs etc.
WORKFORCE MANAGEMENT
   Staff Scheduling                        x       -                                    e.g. Nurse Scheduling
   Staff Needs Calculator                  x       -                                    Advanced Nursing Care
   Professional Judgement Acuity           x       -                                    Advanced Nursing Care
ACADEMIC HEALTH CENTRES                    x       -                                    Medical information for Education/Research/
                                                                                           Community to share and work with
COMMUNITY & REGIONAL HOSPITALS         *****       MINI/LITE VERSIONS                   less costly overall solutions for healthcare
                                                                                           facilties that can't afford full scope of
                                                                                           HIS
INTEGRATED DELIVERY NETWORKS            ** #       e-MPI, EMR                           Connections between Healthcare Organsations/
                                                                                           Unified Patient Records/Shared EMR


LEGEND
*      Pale in comparison to features with other similar systems
**     Basic features available
***    Comparable to features with other similar systems
****   Advanced features with scope for expansion
*****  Almost all features normally required are readily available
#      Under development
x      Not available currently as a feature and/or module
